UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF AMENDMENT

Corporate Resource Services, Inc. is filing this Amendment No. 1 (the "Form 8-K/A") to its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2014 (the "Form 8-K") reporting the acquisition of Staff Management Group, LLC (“Staff Management”) by its wholly-owned subsidiary, Diamond Staffing Services, Inc. This Form 8-K/A is being filed to provide a complete copy of the Staff Management Asset Purchase Agreement, item 9.01(d). This Form 8-K/A does not otherwise update, amend or change the Form 8-K and should be read as though filed as of the original filing date of the Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

2.1	Asset Purchase Agreement, dated January 31, 2014, by and between Staff Management Group, LLC and Diamond Staffing Services, Inc. d/b/a Corporate Resource Services

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina, Sr.
Name	John P. Messina, Sr.
Title	Chief Executive Officer

Date:  February 14, 2014